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                                          RS INVESTMENT TRUST

                                         PROSPECTUS SUPPLEMENT
                                    TO PROSPECTUS DATED MAY 1, 2004


RS DIVERSIFIED GROWTH FUND

The first sentence under "Principal Investments" on page 2 of the Prospectus is replaced with the following:

"The Fund invests principally in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000(R) Index on the date of the last reconstitution of that index (currently, approximately $2.3 billion, based on the size of the largest company as of the reconstitution on June 25, 2004)."


August 3, 2004